                                                                  EXHIBIT 10.(y)



                              EMPLOYMENT AGREEMENT
                              --------------------

          EMPLOYMENT AGREEMENT dated the 23rd day of April, 1999, by and between GUEST SUPPLY, INC., a New Jersey corporation (the "Company"), and MADHUKAR KAPADIA (the "Employee").

                              W I T N E S S E T H:
                              -------------------


          WHEREAS, the Company, Breckenridge-Remy Co., a Delaware corporation and wholly-owned subsidiary of the Company ("BRC"), and certain other parties (which parties include the Employee) have entered into a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), providing, inter alia, for the purchase by BRC of all of the shares of capital stock of
----- ----
Kapadia Enterprises, Inc., a California corporation ("KEI"), and MacDonald Contract Sales, Inc., a Canadian corporation ("MCSI"); and

          WHEREAS, the Company wishes to retain the services of the Employee, and the Employee wishes to serve in the employ of the Company, upon the terms and conditions hereinafter set forth and as set forth in that certain Employee Confidentiality and Invention Assignment Agreement dated as of the date hereof, between the Employee and the Company and in the form attached hereto as Annex A (the "Employee Confidentiality Agreement"), which Employee Confidentiality Agreement is hereby incorporated by reference herein in its entirety.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1.   Employment.
               ----------

          1.1 The Company agrees to employ the Employee, and the Employee agrees to serve in the employ of the Company, for the term set forth in Section 1.2, in the position and with the responsibilities, duties and authorities set forth in Section 2 and on the other terms and conditions set forth in this Agreement.

          1.2 The term of the Employee's employment under this Agreement (the "Term") shall commence on the date hereof and shall terminate on the third anniversary of the date hereof (the "Expiration Date"), unless sooner terminated in accordance with this Agreement.

          2.  Position, Duties.  The Employee shall serve in the position of
              ----------------
Vice President - Textiles of the Company. The Employee shall perform, faithfully and diligently, such duties, and shall have such responsibilities appropriate to such executive position and as shall be consistent with such executive position, and such other duties as shall be consistent with such executive position as shall be assigned to him from time to time by the President of the Company. The Employee shall report directly to the President of the Company. The Employee shall devote his complete and undivided attention to the performance of his duties and responsibilities hereunder during the normal working hours of executive employees of the Company. The offices at which the Employee shall conduct his services shall be in the San Fernando Valley area of California.

          3.  Salary.  During the Term of this Agreement, in consideration of
              ------
the performance by the Employee of the services set forth in Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at the rate of $200,000 per annum, payable in accordance with the standard payroll practices of the Company. The Employee shall be entitled to such bonuses and such increases in base salary during the Term hereof as shall be determined by the Board of Directors of the Company in its sole discretion based on the performance of the Company, the performance of the Employee and increases in the cost of living.

          4.  Expense Reimbursement and Perquisites.  (a)  During the Term of
              -------------------------------------
this Agreement, (i) the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by him in connection with the performance of his duties hereunder, upon the presentation of proper accounts therefor in accordance with the Company's policies and (ii) the Employee shall be entitled to such perquisites as may be made available from time to time to senior executive employees of the Company.

          (b) Without limiting the generality of the foregoing, during the Term of this Agreement, (i) the Employee shall be entitled to six (6) weeks of paid vacation annually and (ii) the Employee shall be paid a monthly automobile allowance of $750.

          5.  Benefits.  During the Term of this Agreement, the Employee will be
              --------
eligible to participate in all employee benefit plans and programs offered by the Company from time to time to employees of comparable seniority, including but not limited to employee stock option or stock purchase plans, group hospitalization, surgical and major medical insurance plans, subject to the provisions of such plans and programs as in effect from time to time.

          6.   Termination of Employment.
               -------------------------

          6.1  Death.  In the event of the death of the Employee during the Term
               -----
of this Agreement, the Company shall pay to the estate or other legal representative of the Employee the base salary provided for in Section 3 (at the annual rate then in effect) accrued to the date of the Employee's death and not theretofore paid to the Employee. Rights and benefits of the estate or other legal representative of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the estate or other legal representative of the Employee nor the Company shall have any further rights or obligations under this Agreement.

          6.2  Disability.  If the Employee shall become incapacitated by reason
               ----------
of sickness, accident or other physical or mental disability and shall be unable to perform his normal duties hereunder for a cumulative period of six (6) months in any period of twelve (12) consecutive months, the employment of the Employee hereunder may be terminated by the Company or the Employee. In the event of such termination, the Company shall pay to the

Employee the base salary provided for in Section 3 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid to the Employee. Rights and benefits of the Employee under the benefit plans and programs of the Company shall be determined in accordance with the provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in the Employee Confidentiality Agreement.

          6.3  Due Cause.  The employment of the Employee hereunder may be
               ---------
terminated by the Company at any time for Due Cause (as hereinafter defined).
In the event of such termination, the Company shall pay to the Employee the base salary provided for in Section 3 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid to the Employee. Rights and benefits of the Employee under the benefit plans and programs of the Company or its direct or indirect corporate parents, as the case may be, shall be determined in accordance with the provisions of such plans and programs. For purposes hereof, "Due Cause" shall mean (i) the continuing willful neglect or willful misconduct in the Employee's discharge of his duties and responsibilities under this Agreement after written notice thereof from the Company to the Employee, (ii) the Employee's breach of his duty of loyalty to the Company or any subsidiary of the Company, (iii) any material violation by the Employee of his obligations under this Agreement and under the Employee Confidentiality Agreement, (iv) the Employee's repeated failure to follow the appropriate directions of the Board of Directors of the Company after written notice thereof from the Company to the Employee or (v) the Employee's commission of (x) a felony or (y) any crime or offense involving moral turpitude; provided, however, the Employee shall be given written notice by a majority of the Board of Directors of the Company that it intends to terminate the Employee's employment for Due Cause, which written notice shall specify the act or acts upon the basis of which the majority of the Board of Directors of the Company intends so to terminate the Employee's employment, and the Employee shall then be given the opportunity, within fifteen (15) days of his receipt of such notice, to have a meeting with the Board of Directors of the Company to discuss such act or acts. Any termination pursuant to this Section 6.3 shall not prejudice the rights hereunder or otherwise of either party hereto.

          6.4  Other Termination by the Company.  The Company may terminate the
               --------------------------------
Employee's employment at any time for whatever reason it deems appropriate; provided, however, that in the event that such termination is not pursuant to Sections 6.1, 6.2 or 6.3, (a) the Company shall continue to pay to the Employee the base salary provided for in Section 3 (at the annual rate then in effect) for the remainder of the Term and (b) the Employee shall be entitled to continue to participate for the remainder of the Term in all employee benefit plans and programs in which the Employee participated on the date of termination and to receive all prerequisites received at the date of termination, including the right to exercise any stock options granted to the Employee pursuant to any stock option plan of the Company prior to the Expiration Date. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in the Employee Confidentiality Agreement.

          7.   Successors and Assigns.
               ----------------------

          7.1  Assignment by the Company.  The Company shall require any
               -------------------------
successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. As used in this Section, the "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law and this Agreement shall be binding upon, and inure to the benefit of, the Company, as so defined.

          7.2  Assignment by the Employee.  The Employee may not assign this
               --------------------------
Agreement or any part thereof without the prior written consent of a majority of the Board of Directors of the Company; provided, however, that nothing herein shall preclude one or more beneficiaries of the Employee from receiving any amount that may be payable following the occurrence of his legal incompetency or his death and shall not preclude the legal representative of his estate from receiving such amount or from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to his estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or, if no beneficiary has been so designated, the legal representative of the Employee (in the event of his incompetency) or the Employee's estate.

          8.  Governing Law.  This Agreement shall be deemed a contract made
              -------------
under, and for all purposes shall be construed in accordance with, the laws of the State of California applicable to contracts to be performed entirely within such State.

          9.  Entire Agreement.  Except as set forth in Section XII of the
              ----------------
Purchase Agreement and the Employee Confidentiality Agreement, this Agreement contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or in writing, if any there be, previously entered into by them with respect thereto.

          10.  Amendment, Modification, Waiver.  No provision of this Agreement
               -------------------------------
may be amended or modified unless such amendment or modification is agreed to in writing and signed by the Employee and by a duly authorized representative of the Company other than the Employee. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either party hereto in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

          11.  Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement, except as otherwise provided in the Employee Confidentiality Agreement, or any breach thereof, shall be settled by binding arbitration held in Los Angeles County, California in Los Angeles County, California in accordance with the rules of the Judicial Arbitration and Mediation Services then in effect and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          12.  Attorneys' Fees and Costs.  All attorneys' fees, costs and
               --------------------------
expenses incurred by the prevailing party in connection with any dispute hereunder shall be borne by the non-prevailing party.

          13.  Notices.  Any notice to be given hereunder shall be in writing
               -------
and delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or at such other address as such party may subsequently designate by like notice:

          If to the Company:

               4301 U.S. Highway One South
               Post Office Box 902
               Monmouth Junction, New Jersey 08852-0902
               Attention:  President

          If to the Employee:

               Mr. Madhukar Kapadia
               11062 Winnetka Avenue
               Chatsworth, California 91311

          14.  Severability.  Should one or more of the provisions of this
               ------------
Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

          15.  Withholding.  Anything to the contrary notwithstanding, all
               -----------
payments required to be made by the Company hereunder to the Employee or his beneficiaries, including his estate, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company, may, in its sole discretion, accept other provision for payment of taxes as permitted by law, provided it is satisfied in its sole discretion that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

          16.  Survivorship.  The respective rights and obligations of the
               ------------
parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

          17.  Titles.  Titles of the sections of this Agreement are intended
               ------
solely for convenience and no provision of this Agreement is to be construed by reference to the title of any section.

                               *       *       *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              /s/ Madhukar Kapadia
                                              ------------------------------
                                                  Madhukar Kapadia


                                              GUEST SUPPLY, INC


                                              By:/s/ Paul T. Xenis
                                              ------------------------------
                                              Name:    Paul T. Xenis
                                              Title:   Vice President

                                                                         ANNEX A

                                 GUEST SUPPLY, INC.

                         EMPLOYEE CONFIDENTIALITY AND
                        INVENTION ASSIGNMENT AGREEMENT
                        ------------------------------




     In consideration of my employment by Guest Supply, Inc., a New Jersey corporation (the "Company"), and in consideration of the Company entering into that certain Employment Agreement dated as of the date hereof, between the Company and me (the "Employment Agreement"), I agree to the following:


     The terms and conditions of this Employee Confidentiality and Invention Assignment Agreement (this "Agreement") shall become effective automatically, without further act or deed by me or the Company, upon the closing of the transactions contemplated by the Stock Purchase Agreement dated as of April 23, 1999 by and among Breckenridge-Remy Co., a Delaware corporation (the "Purchaser"), the Company, MacDonald Contract Sales, Inc., an Ontario corporation ("MCSI"), me, Naina Kapadia and Kapadia Enterprises, Inc., a California corporation ("KEI"), (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms set forth in the Purchase Agreement or the Employment Agreement.


I.  Confidentiality of Company and Customer Information; Nonsolicitation
    --------------------------------------------------------------------

    A. I understand that my position with the Company is one of trust and confidence because of my access to trade secrets and confidential and proprietary information of or about the Company or any other member of the Purchaser Group (including such access during my employment with the Company prior to the date this Agreement becomes effective) and each of their respective customers, vendors, consultants, independent contractors, agents, representatives, or others with whom the Company or any such other member of the Purchaser Group has a business relationship (referred to collectively as "Clients" or "the Company's Clients" and shall include, without limitation, the clients of the Company prior to the date this Agreement becomes effective). I shall protect and keep in the strictest confidence, and, unless required by the Company in connection with my employment or with the Company's express written consent or by judicial order, shall not disclose to any party the trade secrets and confidential and proprietary information of the Company, any other member of the Purchaser Group and their respective Clients.

    B. Unless necessary in the course of my employment with the Company or with the Company's express written consent, I will not, either during or after my employment, directly or indirectly, use or disclose for my own benefit or the benefit of another, any of the Company's or any member of the Purchaser Group's trade secrets and confidential and proprietary information, whether or not the information is acquired, learned, attained, or developed by myself alone or in conjunction with others.

    C. I also agree that all correspondence, notes, records, drawings, memoranda, training manuals, customer and vendor lists, mailing or contract lists or other documents that are made or compiled by me or which are available to me while employed at the Company (including employment with KEI prior to the date of this Agreement) concerning my employment and my dealings with any Clients shall be the exclusive property of the Company.

    D. Because my solicitation of the Company's Clients under certain circumstances would necessarily involve the use or disclosure of trade secrets and confidential and proprietary information protected under this Agreement, I agree that during the term of my employment by the Company, and for a period of one (1) year after the termination of such employment, I will not, either directly or indirectly, for myself or for any other person or entity, solicit or take away any Clients with respect to the same or similar business services provided by the Company.

    E. If I should terminate my employment with the Company or if the Company shall terminate my employment for any reason, for one (1) year after the termination of such employment, I will not directly or indirectly hire or solicit the employment of any person from the Company or any other member of the Purchaser Group, whether such person is an employee of the Company or any other member of the Purchaser Group.

    F. For purposes of this agreement "trade secrets and confidential and proprietary information" means information that has been created, discovered, developed, or otherwise become known to the Company or any other member of the Purchaser Group, including, without limitation, information made known to me during the period of or arising out of my employment with the Company (including employment with KEI prior to the date of this Agreement) and/or in which property rights have been assigned or otherwise conveyed to the Company or any other member of the Purchaser Group, which information has economic or other value to any other person, whether or not engaged in the business of Company, who can obtain economic value from its disclosure or use, including, without limitation, such information as the Company's techniques and processes, business products and services, marketing, sales and financial strategies and other information, forecasts, data, source codes, object codes, subroutines, know-how, formulas, improvements, inventions, product designs and techniques, all information concerning the products or projects of the Company and other members of the Purchaser Group and/or any improvements therein, all information concerning projects in development or marketing plans for any such products or projects, and all information in any way concerning the products, projects, activities, business or affairs (financial and other) of customers and suppliers of the Company or any member of the Purchaser Group which is furnished to me by the Company or any member of the Purchaser Group or any of their agents or customers or suppliers, as such, and the identity of any supplier or Client, and information about or related to any of the foregoing; provided, however, that "trade secrets and confidential and proprietary information" shall not include information which becomes generally available to the public other than as a result of disclosure by me.

II.  Assignment of Inventions; Copyright Agreements
     ----------------------------------------------

     A. I will promptly disclose to the Company in writing, all inventions, discoveries and innovations, whether patentable or unpatentable, including but not limited to processes, methods, formulas, and techniques, as well as improvements and know-how related thereto, reduced to practice by me while in the Company's employ, either solely or jointly with others during my employment (collectively, "Company Inventions"). This Agreement shall not apply to any invention which qualifies fully under the provisions of Section 2870 of the California Labor Code which includes inventions developed entirely on my own time without using the Company's equipment, supplies, facilities or trade secret information, except for those ideas and inventions that either; (i) relate, at the time of conception or reduction to practice of the invention, to the Company's business, or actual or demonstrably anticipated research or development of the Company, or (ii) result from any work performed by me for the Company (including employment with the Company prior to the date this Agreement becomes effective).

     B. I hereby assign to the Company all of my rights, title and interest in and to all such Company Inventions and to applications for United States and/or foreign letters patent and to United States and/or foreign letters patent granted upon such Company Inventions.

     C. Any and all Company Inventions shall be the Company's exclusive property as against me, and I shall promptly deliver to an appropriate representative of the Company as designated by the Board of Directors of the Company all papers, drawings, models, data and other material relating to any Company Inventions made, developed or created by me as aforesaid. I will acknowledge and deliver promptly to the Company (without charge to the Company but at its expense) such written instruments and do such other acts, such as giving testimony in support of my inventorship, as may be necessary or advisable in the opinion of the Company to direct issuance of United States and/or foreign patents, trademarks or copyrights to the Company with respect to such Company Inventions as are to be the Company's exclusive property as against me or to vest in the Company all right and title to such Company Inventions as against me.

     D. I agree that all works and materials which I have or shall create or author as an employee of the Company within the scope of my employment (including employment with the Company prior to the date this Agreement becomes effective) shall be considered works for hire and the copyright therein will vest in the Company. With respect to any works which I have created at the instance of the Company on a basis other than for hire, I hereby assign to the Company my entire right, title and interest in and to all such works, to the copyright therein, to any registrations thereon, and to any renewal or termination rights therein, and in all cases together with all goodwill associated therewith, without any additional remuneration.

III.  Conflicting Employment
      ----------------------

      Without limiting the provisions of the Purchase Agreement, including, without limitation, Section XII thereof, I agree that during the period of my employment with the Company, I will not, without the express written consent of the Company (acting through its Board of Directors), engage in any employment or business which is competitive with KEI or MCSI, or any such employment or business which is otherwise in conflict with my duties or obligations under the Employment Agreement, during the term of this Agreement.

IV.  Company Records and Documents
     -----------------------------

     I will, upon termination of my employment, transfer and return to the Company all things belonging to the Company or any other member of the Purchaser Group, and all agreements, contracts, correspondence and other documents, records, notebooks, diskettes or other software media, and similar repositories of or containing trade secrets and confidential and proprietary information of or about the Company or any other member of the Purchaser Group or any of the Clients, including copies thereof then in my possession, whether prepared by me or others.

V.   Miscellaneous
     -------------

     A. Upon the expiration or termination of the Employment Agreement for any reason, I and you understand and agree that my employment shall be "at will", and therefore, my employment can terminate with or without cause, and with or without written notice, at any time, at my option or the Company's option. I and you further understand and agree that this at-will employment relationship as defined above will remain in effect throughout my employment with the Company other than during the term of the Employment Agreement, unless it is modified by a specific, express written employment contract signed by a duly authorized representative of the Company (other than me) and me.

     B. The Company may assign this Agreement to any other member of the Purchaser Group engaged in the Business (as defined in the Purchase Agreement), or to any successor to all or substantially all of the business and/or assets of the Company and, upon any such assignment, this Agreement shall be binding upon, and inure to the benefit of, the applicable assignee and the Company. As used in this Agreement, the term "Company" shall mean the Company as hereinbefore defined and any permitted assignee as aforesaid including any successor to the Company's business and/or assets as aforesaid which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     C. This agreement and the Employment Agreement replace any previous agreement relating to the same or similar subject matter which I may have entered into with the Company concerning my employment with the Company. This agreement may not be changed in any detail by any verbal statement, representation, or other agreement made by any other employee of the Company, except as expressly stipulated in a writing signed by a duly authorized representative of the Company (other than me).

     D. The laws of the State of California will govern the interpretation, validity and effect of this Agreement. Any provision of this Agreement which is rendered unenforceable by a court of competent jurisdiction shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective any or all of the remaining portions of this Agreement.

     E. I acknowledge and agree that the Company will be irreparably injured in the event of a breach or threatened breach of any of the provisions of this Agreement. Therefore, in the event of a breach or threatened breach by me of any of the provisions of this Agreement, I hereby consent and agree that the Company shall be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining me from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by me under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security, each of which I hereby agree to waive as a defense in any such suit or proceeding.

     F. I agree to pay all reasonable costs, including, without limitation, attorneys fees and expenses incurred by the Company in connection with any suit or other proceeding under this Agreement in which the Company prevails and the Company hereby agrees to pay all reasonable costs including, without limitation, attorneys fees and expenses incurred by me in connection with any suit or proceeding under this Agreement in which I prevail. The parties hereto agree that the availability of arbitration in Section 13.07 of the Purchase Agreement or Section 11 of the Employment Agreement shall not be used by any party as grounds for the dismissal of any injunctive or other equitable actions instituted by the Company pursuant to this Agreement. Nothing herein shall be construed as prohibiting any party hereto from pursuing any other remedies at law or in equity which it may have.

Date: April 23, 1999                    MADHUKAR KAPADIA:

                                        /s/ Madhukar Kapadia
                                        --------------------------------------
                                        Madhukar Kapadia
                                        11062 Winnetka Avenue
                                        Chatsworth, California  91311


                                        GUEST SUPPLY, INC.

                                        By:/s/ Paul T. Xenis
                                        --------------------------------------
                                        Name:  Paul T. Xenis
                                        Title:    Vice President